UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2017

CNX COAL RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-37456	47-3445032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

Preliminary Estimated Selected Results for the Quarter Ended September 30, 2017.

As previously disclosed in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017 of CNX Coal Resources LP (the “Partnership”, “we”, “our”), CONSOL Energy Inc., the owner of our general partner (“CONSOL Energy”), intends to separate into two separate publicly-traded companies: (i) a natural gas exploration and production (E&P) company, and (ii) a coal company whose assets will include CONSOL Energy’s remaining ownership in the Pennsylvania Mining Complex and CONSOL Energy’s current ownership of an approximate 1.7% general partner interest and 59.8% limited partner interest in the Partnership (the “spin-off”). In connection with the proposed spin-off, CONSOL Mining Corporation (“CONSOL Mining”), a newly formed wholly owned subsidiary of CONSOL Energy that will hold the coal business at the time of the spin-off, filed a Registration Statement on Form 10 with the United States Securities and Exchange Commission (the “SEC”) on July 11, 2017 (as amended, the “Form 10”) that includes information about CONSOL Mining and the business and assets that CONSOL Mining will own upon completion of the spin-off. The Registration Statement on Form 10 has not yet been declared effective by the SEC, and completion of the spin-off is subject to various conditions including approval by the board of directors of CONSOL Energy.

As further described in the Form 10, it is anticipated that CONSOL Mining will enter into various financing arrangements in connection with the spin-off. In furtherance of CONSOL Mining’s financing arrangements, CONSOL Energy intends to provide certain potential lenders and debt investors of CONSOL Mining with preliminary estimates of certain financial and operating results relating to the Pennsylvania Mining Complex for the quarter ended September 30, 2017 as presented below (the “preliminary estimated financial information”), although the Partnership has not yet finalized its financial results for the quarter ended September 30, 2017.

This Current Report on Form 8-K sets forth select preliminary estimated financial information that reflects assumptions and estimates based only upon the information available to us as of October 16, 2017 and is not final. This information should not be viewed as a substitute for full interim financial statements prepared in accordance with accounting principles generally accepted in the United States. Our independent registered public accounting firm has not reviewed the preliminary estimated financial information, or expressed any opinion or any other form of assurance on the preliminary estimated financial information presented. As a result of the foregoing, while the preliminary estimated financial information is presented within ranges that we believe are reasonable, actual financial results related to the Pennsylvania Mining Complex for the quarter ended September 30, 2017, when finalized, may differ materially from the preliminary estimated financial information. Items or events may be identified or occur after issuance of the preliminary estimated financial information. Due to the completion of our operational and financial closing procedures, final adjustments and other developments may arise that would require us to make material adjustments to the final third quarter financial and operational information. Therefore, actual results may differ materially from the current expectations expressed in this Current Report.

Set forth below is the preliminary estimated financial information for the quarter ended September 30, 2017:

•	Net Income. Net Income, for the quarter ended September 30, 2017 of between $3,300 thousand and $3,900 thousand. Net Income, for the quarter ended September 30, 2016 was $6,401 thousand.

•	Sales Tons. Sales Tons for the quarter ended September 30, 2017 were between 1,500 thousand Tons and 1,650 thousand Tons. Sales Tons for the quarter ended September 30, 2016 were 1,511 thousand Tons.

•	Average Sales Price Per Ton Sold. Average Sales Price Per Ton Sold for the quarter ended September 30, 2017 was between $44.00 per ton and $44.30 per ton. Average Sales Price Per Ton Sold for the quarter ended September 30, 2016 was $44.30 per ton.

•	Capital Expenditures. Capital Expenditures for the quarter ended September 30, 2017 were between $6,000 thousand and $7,500 thousand. Capital Expenditures for the quarter ended September 30, 2016 were $24,568 thousand, including the $21,500 thousand acquisition of 5% interest in the Pennsylvania Mining Complex.

•	Adjusted EBITDA*. Adjusted EBITDA for the quarter ended September 30, 2017 of between $17,500 thousand and $19,500 thousand. Adjusted EBITDA for the quarter ended September 30, 2016 was $19,505 thousand. See the reconciliation table below for additional information regarding Adjusted EBITDA by segment.

•	Contracted Position. We are fully contracted for 2017. For 2018 and 2019, our contracted position as of October 9, 2017 is at 80% and 41%, respectively, assuming a 6.75 million ton coal sales volume.

*Adjusted EBITDA is a “non-GAAP financial measure,” that is, a financial measure that either excludes or includes amounts that are not excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). See “Non-GAAP Financial Measures” below for an explanation of this measure and a reconciliation of adjusted EBITDA to the most directly comparable GAAP financial measure.

Non-GAAP Financial Measures

The information contained herein includes financial measures of the Partnership that are not calculated in accordance with GAAP. The Partnership’s management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate the Partnership’s operating results and ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than the Partnership, limiting their usefulness as a comparative tool. The Partnership compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. The Partnership further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures contained herein.

We define Adjusted EBITDA as (i) net income (loss) before net interest expense, depreciation, depletion and amortization, as adjusted for (ii) certain non-cash items, such as long-term incentive awards including phantom units under the CNX Coal Resources LP 2015 Long-Term Incentive Plan. The GAAP measure most directly comparable to Adjusted EBITDA is net income.

The following table presents a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measure, on a historical basis for each of the periods indicated (in thousands).

	Three Months Ended September 30, 2017
	LOW	HIGH
Net Income	$3,300	$3,900
Plus:
Interest Expense	2,200	2,600
Depreciation, Depletion and Amortization	10,000	10,800
Unit Based Compensation	2,000	2,200

Adjusted EBITDA	$17,500	$19,500

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the federal securities laws. With the exception of historical matters, the matters discussed in this Current Report on Form 8-K are forward-looking statements (as defined in Section 21E of the Exchange Act) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K; we disclaim any obligation to update these statements unless required by securities law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the factors discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 under “Risk Factors,” as updated by any subsequent Quarterly Reports on Form 10-Q of the Partnership, all of which are on file with the SEC.

Item 7.01.	Regulation FD Disclosure.

As further described in the Form 10, it is anticipated that CONSOL Mining will enter into various financing arrangements in connection with the spin-off, the proceeds of which will be used, among other things, to refinance as an intercompany loan the existing indebtedness of the Partnership under its Revolving Credit Facility (subject to approval by the conflicts committee of the board of directors of our General Partner and by the full board of directors of our General Partner and subject to execution of an amendment to the operating agreement in respect of the Pennsylvania Mining Complex). In connection therewith and subject to completion of the spin-off and approval by the conflicts committee of the board of directors of our General Partner and by the full board of directors of our General Partner, it is anticipated that the Partnership’s Revolving Credit Facility will be fully repaid and terminated and the Partnership will enter into an intercompany loan agreement with CONSOL Mining, which will subsequently become the owner of our General Partner. In conjunction with these financing arrangements, CONSOL Energy has filed a Form 8-K dated October 16, 2017 to provide preliminary estimates of certain financial and operating results for the quarter ended September 30, 2017. The foregoing description of the CONSOL Mining Debt and related financing arrangements of CONSOL Mining is based on current expectations of these arrangements and is subject to further changes in the course of negotiation with financing sources.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX COAL RESOURCES LP

By: CNX Coal Resources GP LLC, its general partner

By:	/s/ DAVID M. KHANI
Name:	David M. Khani
Title:	Chief Financial Officer

Dated: October 16, 2017